Exhibit 10.3

                          FORM OF CORESTATES BANK, N.A.
                          IRREVOCABLE LETTER OF CREDIT


                                                     March 20, 1997



Dauphin Deposit Bank and Trust Company
213 Market Street
Harrisburg, PA  17101
Attn:    Corporate Trust Group
         Mail Code No. 001-01-02

                  Re: $8,400,000 Montgomery County Industrial Development
                      Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)
                     (the "Bonds")

Ladies and Gentlemen:

                  1. At the request and for the account of Jefferson Bank (the "Participating Bank"), we (the "Bank") establish in your favor as Trustee under the Trust Indenture dated as of March 1, 1997 (as the same has been and may from time to time be supplemented or amended, the "Indenture") between the Montgomery County Industrial Development Authority (the "Issuer") and you pursuant to which the Bonds are being issued for the benefit of Neose Technologies, Inc. (the "Borrower"), this irrevocable letter of credit ("this Letter of Credit") in the aggregate amount of $8,579,967.12 (as from time to time reduced and reinstated as provided in this Letter of Credit, the "Letter of Credit Amount"). Such Letter of Credit Amount shall be available for drawing by you as set forth below in amounts not to exceed (a) $8,400,000 (as from time to time reduced and reinstated as provided in this Letter of Credit, the "Principal Component") with respect to unpaid principal of the Bonds and (b) $179,967.12 (as from time to time reduced and reinstated as provided in this Letter of Credit, the "Interest Component") with respect to accrued interest on the Bonds (but no more than the actual interest accrued on the Bonds up to 46 days through the date payment is due under this Letter of Credit).

                  2. This Letter of Credit shall expire at 5:00 p.m. local time in Philadelphia, Pennsylvania, on the date (the "Expiration Date") which is the earliest of: (a) March 20, 2002 unless extended by us (the "Scheduled Expiration Date") (it being understood that we shall be under no obligation herein to grant any such extension), (b) the date of payment of a Final Payment Drawing (as defined below), (c) the date on which we receive a certificate from you on the form of Annex 7 attached hereto, appropriately completed and executed, to the effect that there are no Bonds outstanding (as defined in the Indenture) other than Bonds secured by an Alternate Letter of Credit (as defined in the Indenture) or (d) the date when you surrender this Letter of Credit to the Bank for cancellation. You agree to surrender this Letter of Credit to us, and not to make any Drawing, after the Expiration Date.

                  3. Subject to the provisions of this Letter of Credit, demands for payment under this Letter of Credit may be made by you from time to time prior to the Expiration Date by presentation of your certificate in the form of
(a) Annex 1 hereto, appropriately completed and executed, in the case of a drawing for interest on the Bonds under Section 5.04 of the Indenture (an "Interest Drawing"), (b) Annex 2 hereto, appropriately completed and executed, in the case of a drawing for principal of the Bonds under Section 5.04 (if less than all of the Outstanding Bonds are being redeemed) of the Indenture (a "Principal Drawing"), (c) Annex 3 hereto, appropriately completed and executed, in the case of a drawing for the purchase price of any Bonds under Section 4.04 of the Indenture (a "Liquidity Drawing"), and (d) Annex 4 hereto, appropriately completed and executed, in the case of a final drawing for principal of or interest on all outstanding Bonds due upon purchase or redemption under Sections
4.04 or 5.04 (if all of the Outstanding Bonds are being purchased or redeemed) of the Indenture or upon acceleration of the Outstanding Bonds under Section
7.03 of the Indenture (the "Final Payment Drawing") (each such demand and presentation, a "Drawing"). Payment against conforming documents presented under this Letter of Credit prior to 12:00 noon on any Business Day shall be made by us at or before 10:00 a.m. on the next succeeding Business Day or, in the case of presentation after 12:00 noon, at or before 3:00 p.m. on the next succeeding Business Day; provided, however, that with respect to a Liquidity Drawing, payment against conforming documents presented under this Letter of Credit prior to 11:00 a.m. on any Business Day shall be made by us at or before 3:00 p.m. on the same Business Day. If requested by you, payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us, a wire transfer of immediately available funds or by our check, all in accordance with your instructions. Partial drawings are permitted under this Letter of Credit. All payments by us under this Letter of Credit will be made with our own funds.

                  4. As used in this Letter of Credit "Business Day" means on any day other than a Saturday, Sunday or a day on which banks in Philadelphia, Pennsylvania, New York, New York or the city in which your principal corporate trust office is located are authorized or required by law to close or a day on which the New York Stock Exchange is closed. References to any time of day shall refer to Eastern standard time or Eastern daylight savings time, as in effect in Philadelphia, Pennsylvania on such day.

                  5. Each Drawing honored by us under this Letter of Credit shall immediately reduce the Principal Component or the Interest Component (as the case may be) by the amount of such payment, and the Letter of Credit Amount available hereunder shall also be correspondingly reduced. Upon such honor, our obligations in respect of such Drawing shall be discharged, and we shall have no further obligation in respect of such Drawing. The Principal Component and the Interest Component (and correspondingly the Letter of Credit Amount) so reduced shall be reinstated only as follows:

                     a. In the case of a reduction resulting from payment
                        against an Interest Drawing, the Interest Component shall be reinstated automatically as of our opening of business in Philadelphia, Pennsylvania on the third
                        (3rd) Business Day following the date of such payment by an amount equal to the amount of such Interest

                        Drawing, unless you shall have received notice from us by tested telex or in writing not later than the close of business on the second (2nd) Business Day following the date of such payment that such reinstatement shall not occur because either (i) an Event of Default has occurred under the Participation and Reimbursement Agreement dated as of March 1, 1997 between the Participating Bank and us, or (ii) we have received notice that an Event of Default has occurred under the Reimbursement Agreement dated as of March 1, 1997 between the Borrower and the Participating Bank, and in either case you shall declare the principal of the outstanding Bonds (as defined in the Indenture) due and payable.

                     b. In the case of a reduction resulting from payment
                        against a Liquidity Drawing with regard to any Bonds, the Principal Component and, if applicable, the Interest Component with respect to such Bonds shall be reinstated
                        (i) automatically when and to the extent that both (A) we have received reimbursement for such drawing in immediately available funds and the Participating Bank has notified us that it has received reimbursement from the Borrower therefor (or you have received immediately available funds which, pursuant to Section 4.05 of the Indenture, you will immediately remit to us as reimbursement for such drawing, such funds to be remitted to the attention of our Letter of Credit Department stating that they are repayments for Liquidity Drawings drawn under CoreStates Bank, N.A. Irrevocable Letter of Credit No. LC#_______) and (B) you have delivered to us a certificate in respect of such reinstatement in the form of Annex 5 attached hereto, appropriately completed and executed, or (ii) when and to the extent that we, at our option, upon the Participating Bank's request, otherwise advise you in writing that such reinstatement shall occur, it being understood that we shall have no obligation to grant any such reinstatement except as provided in clause (i) of this sentence. We will give telephonic confirmation (to be further confirmed in writing) to you of each reinstatement pursuant to clause (i) of the preceding sentence.

                     c. The Principal Component and the Interest Component shall otherwise be reinstated as we may from time to time notify you in writing.

                  6. The Letter of Credit Amount and the respective Principal and Interest Components thereof shall be reduced automatically, without notice to you, upon our receipt from you of a certificate in the form of Annex 6 attached hereto appropriately completed and executed, each such reduction to be
(a) in the amounts necessary to reduce the Letter of Credit Amount and the Principal and Interest Components thereof to the respective amounts specified by you in such certificate and (b) effective on the Business Day on which we receive such certificate from you.

                  7. All documents presented to us in connection with any Drawing, and all other communications and notices to us with respect to this Letter of Credit, shall be in writing, dated the date of presentation and delivered to us at the address set forth on the letterhead of this Letter of Credit and shall specifically refer to "CoreStates Bank, N.A. Irrevocable Letter of Credit No. LC#________." Any such documents, communications and indices may be made by tested telex at the number indicated above or by facsimile at 215-973-6352 (with transmission confirmed by call to telephone number 215-973-8157) stating that the originals of such documents, communications and notices have been mailed or delivered to us.

                  8. No person other than you as Trustee or a successor Trustee under the Indenture may make any demand for payment under this Letter of Credit. This Letter of Credit is transferable in its entirety only to any transferee who has succeeded you as Trustee under the Indenture and may successfully be transferred to any subsequent successor Trustee under the Indenture, in each case upon presentation to us of the original of this Letter of Credit.

                  9. This Letter of Credit sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except only the certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement, except such certificates. All certificates referred to herein that are presented to us from time to time shall become an integral part of this Letter of Credit and shall be binding on any transferee permitted by the terms of this Letter of Credit.

                  10. This Letter of Credit is subject to the provisions of the Uniform Customs and Practice for Documentary Credits, 1993, Revision, International Chamber of Commerce Publication No. 500 (the "UCP") other than
Article 48(g) thereof. This Letter of Credit shall be deemed a contract made under the laws of the Commonwealth of Pennsylvania and shall, as to matters not governed by the UCP, be governed and construed in accordance with the laws thereof, without regard to principles of conflicts of law.

                                           Very truly yours,

                                           CORESTATES BANK, N.A.


                                           By /s/ Cheryl Morton
                                              ----------------------------------
                                              Authorized Officer

                        ANNEX 1 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC# ______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Certificate for Interest Drawing of Accrued Interest on Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997 between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies, with reference to Irrevocable Letter of Credit No. LC#_______ (the "Letter of Credit") issued by CoreStates Bank, N.A. (the "Bank") in favor of the Trustee (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit), that:

                  1. The Trustee is the Trustee under the Indenture securing the Bonds and is entitled to present this certificate.

                  2. Pursuant to Section 5.04 of the Indenture, the Trustee is drawing on you in the amount of $_______. Such amount represents ______ days accrued interest on the Bonds. Such amount does not include any amount accrued on Pledged Bonds (as defined in the Indenture) or Bonds registered in the name of the Borrower, was computed in accordance with the terms and conditions of the Indenture and does not exceed the amount available to be drawn under the Letter of Credit in respect of interest on the Bonds.

                  3. The Trustee demands payment of the amount specified in Paragraph 2 above.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of ___________, ____.


                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 2 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Certificate for Principal Drawing in Respect of Principal of on Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997 between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies, with reference to Irrevocable Letter of Credit No. LC#________ (the "Letter of Credit") issued by CoreStates Bank, N.A. (the "Bank") in favor of the Trustee (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit), that:

                  1. The Trustee is the Trustee under the Indenture securing the Bonds and is entitled to present this certificate.

                  2. Pursuant to Section 5.04 of the Indenture, the Trustee is drawing on you in the amount of $________. Such amount represents payments of principal due with respect to the Bonds on _________, under Section _________ of the Indenture. Such amount does not include any amount in respect of Pledged Bonds (as defined in the Indenture) or any Bonds registered in the name of the Borrower, is equal to the amount of principal due on the Bonds on such date in accordance with the terms and conditions of the Indenture and does not exceed the amount available to be drawn under the Letter of Credit in respect of principal of the Bonds.

                  3. The Trustee demands payment of the amount specified in Paragraph 2 above.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate this ____ day of _________, ____.


                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 3 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Certificate for Liquidity Drawing in Respect of Principal and Accrued Interest on Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997 between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies, with reference to Irrevocable Letter of Credit No. LC#_______ (the "Letter of Credit") issued by CoreStates Bank, N.A. (the "Bank") in favor of the Trustee (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit), that:

                  1. The Trustee is the Trustee under the Indenture securing the Bonds and is entitled to present this certificate.

                  2. Pursuant to Section 4.04 of the Indenture, the Trustee is drawing on you in the amount of $_______. Such amount represents the principal portion in the amount of $________ and the accrued interest portion in the amount of $________ of the purchase price of Bonds, tendered to the Trustee and not successfully remarketed by the Remarketing Agent (as defined in the Indenture) with the purchase price therefor having been received by the Trustee before 10:00 A.M. Such amount does not include any amount in respect of Pledged Bonds (as defined in the Indenture) or any Bonds registered in the name of the Borrower, was computed in accordance with the terms and conditions of the Indenture and does not exceed the amount available to be drawn under the Letter of Credit in respect of principal of, and interest on, such Bonds.

                  3. The Trustee is holding as agent for the Bank under the terms of the Pledge, Security and Indemnification Agreement dated as of March 1, 1997 among the Borrower, the Participating Bank and the Bank, Bonds in the principal amount of $_________ which amount represents the amount of the principal portion of the Bonds in respect of which a draw is being made on the Letter of Credit pursuant to this certificate.

                  4. The Trustee demands payment of the amount specified in Paragraph 2 above.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of _________, ____.


                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 4 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Certificate for Final Payment Drawing in Respect of Principal and Accrued Interest on Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997, between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies, with reference to Irrevocable Letter of Credit No. LC#________ (the "Letter of Credit") issued by CoreStates Bank, N.A. (the "Bank") in favor of the Trustee (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit), that:

                  1. The Trustee is the Trustee under the Indenture securing the Bonds and is entitled to present this certificate.

                  2. Pursuant to Section 4.4 or 5.4 of the Indenture, the Trustee is drawing on you in the amount of $________. Such amount represents an unpaid principal amount of $_________ and/or ____ days, accrued interest in the amount of $_______ due upon purchase (pursuant to a mandatory tender) or redemption or payment at maturity under Section ____ of the Indenture or upon acceleration of the Bonds under Section 7.03 of the Indenture. Such amount does not include any amount in respect of Pledged Bonds (,as defined in the Indenture) or any Bonds registered in the name of the Borrower, was computed in accordance with the terms and conditions of the Indenture and does not exceed the amount available to be drawn under the Letter of Credit in respect of principal of, and interest on, the Bonds.

                  3. The Trustee demands payment of the amount specified in Paragraph 2 above.

                  4. The Letter of Credit is concurrently being surrendered.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of _________, ____.


                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 5 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Liquidity Drawing Reinstatement Certificate for CoreStates Bank, N.A.(the "Bank") Irrevocable Letter of Credit No. LC#______ (the "Letter of Credit") Supporting Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997 between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies, with reference to the Letter of Credit issued by the Bank in favor of the Trustee (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit), that:

                  1. The Trustee is the Trustee under the Indenture securing the Bonds and is entitled to present this Certificate.

                  2. On the date of this Certificate $_______ aggregate principal amount of Bonds are being purchased upon a remarketing thereof by the Remarketing Agent (as defined in the Indenture). All of such Bonds were heretofore purchased (or anticipated to be purchased) with the proceeds of one or more Liquidity Drawings in the total drawing amount, with respect to such Bonds, of $_______ of which proceeds $_______ was drawn in respect of principal of such Bonds and $ was drawn in respect of accrued interest on such Bonds. Prior to the date of this Certificate there has been no reinstatement of the Letter of Credit Amount with respect to amounts drawn by such Liquidity Drawings to purchase such Bonds.

                  3. The Trustee has received for immediate payment (or repayment) to the Bank in respect of the Bonds described in Paragraph 2 of this Certificate the total amount of $________ consisting of $________ from the Remarketing Agent (as defined in the Indenture), $_______ from the Borrower and $_______ from the Bank. Such total amount is being paid to the Bank with reference to this Letter of Credit pursuant to Section 4.04 or 4.05 of the Indenture, as reimbursement for amounts drawn under the Letter of Credit by the Liquidity Drawings described in Paragraph 2 of this Certificate; provided that, unless such reimbursement is being made on the same day that payment of such Liquidity Drawings was received by the Trustee from the Bank, the Bonds described in Paragraph 2 of this Certificate will be released for remarketing and such payment to the Bank will be made only upon receipt of telephonic confirmation by the Bank of the reinstatement described in Paragraph 6 below to the Trustee at (215) ___-____ (which confirmation shall thereafter be sent in writing to the Trustee at its address on file with you).

                  4. If the total amount referred to in Paragraph 3 of this Certificate, $_______ represents the aggregate principal amount of Bonds described in Paragraph 2 of this Certificate and $_______ represents accrued interest on such Bonds.

                  5. Payment of the total amount referred to in Paragraph 3 of this Certificate, together with other amounts heretofore paid to the Bank by or on behalf of the Participating Bank, represents reimbursement for the entire outstanding balance of all amounts drawn in respect of the Bonds described in Paragraph 2 of this Certificate. The foregoing certification is made in reliance upon representations by the Borrower, the Participating Bank or the Bank to the Trustee that, upon payment of such amounts, the Bank will be fully reimbursed for all Liquidity Drawings (or allocable portions thereof) made to purchase such Bonds. No certification is made by the Trustee as to the payment of interest accrued pursuant to the Participation and Reimbursement Agreement described in the Letter of Credit on the amounts drawn by such Liquidity Drawings.

                  6. Pursuant to Paragraph 5(b) of the Letter of Credit, the Letter of Credit Amount shall be automatically reinstated by an amount equal to $______ (which does not exceed the aggregate amount of the Liquidity Drawings, or allocable portions thereof, paid by the Bank to purchase such Bonds), of which $________ (which does not exceed the aggregate amount of such Liquidity Drawings, or allocable portions thereof, drawn against the Principal Component) shall be applied to the Principal Component and $________ (which does not exceed the aggregate amount of such Liquidity Drawings, or allocable portions thereof, drawn against the Interest Component) shall be applied to the Interest Component.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of ___________, ____.


                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 6 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Certificate for Reducing CoreStates Bank, N.A. (the "Bank") irrevocable Letter of Credit No. LC#______ (the "Letter of Credit") Supporting Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997, between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit), that:

                  1. The Trustee is the Trustee under the Indenture securing the Bonds and is entitled to present this certificate.

                  2. The Trustee hereby notifies you that on or prior to the date of this certificate, $________ in principal amount of the Bonds have been redeemed, defeased or otherwise are no longer Outstanding pursuant to the Indenture.

                  3. Pursuant to the terms of the Letter of Credit, the Bank is hereby directed to reduce the Letter of Credit Amount and the Principal and Interest Components thereof, effective on the Business Day on which you receive this certificate, so that after such reduction, the Letter of Credit Amount shall be $_______ of which $_________ shall be the Principal Component and $_______ shall be the Interest Component, (calculated on the basis of 45 days accrued interest at a rate of 17% per annum), less the amount, if any, drawn with Liquidity Drawings to purchase Outstanding Bonds in respect of which the Letter of Credit has not been reinstated.

                  4. The foregoing amounts were computed in accordance with the terms and conditions of the Indenture.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ___ day of __________, ____.



                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 7 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Certificate for Terminating CoreStates Bank, N.A. (the "Bank") Irrevocable Letter of Credit No. LC#_______ (the "Letter of Credit") Supporting Montgomery County Industrial Development Authority Federally Taxable Variable Rate Demand Revenue Bonds, Series B of 1997 (Neose Technologies, Inc. Project)

The undersigned, a duly authorized officer of Dauphin Deposit Bank and Trust Company, as Trustee (the "Trustee") under the Trust Indenture dated as of March 1, 1997 between the Issuer and the Trustee (the "Indenture") under which the Bonds have been issued, hereby certifies (the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Letter of Credit) that:

                  1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                  2. Pursuant to the Indenture and the Letter of Credit, the Letter of Credit shall be terminated on the date the Bank receives this Certificate, and the Trustee is herewith surrendering the Letter of Credit for cancellation, because no Bonds remain outstanding other than Bonds secured by an Alternate Letter of Credit.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ____ day of _________, ____.


                                          DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
                                            ------------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                               ---------------------------------

                        ANNEX 8 to CoreStates Bank, N.A.
                   Irrevocable Letter of Credit No. LC#______


CoreStates Bank, N.A.
530 Walnut Street, Seventh Floor
Find Code 1-9-7-1
Philadelphia, PA  19106
Attention:  Letter of Credit Department

                  Re: CoreStates Bank, N.A. Irrevocable Letter of
                      Credit No. LC#______

Ladies and Gentlemen:

                  For value received, the undersigned beneficiary hereby irrevocably transfers to:

                                    (Name of Transferee)

                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. Said transferee has succeeded to the undersigned as Trustee under the Trust Indenture dated as of March 1, 1997 between the Montgomery County Industrial Development Authority and Dauphin Deposit Bank and Trust Company, as Trustee.

                  By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                  The original of such Letter of Credit is returned herewith, and in accordance therewith we ask you to transfer the Letter of Credit to the transferee and forward it directly to the transferee with your customary notice of transfer, or that, at your option, you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.


                                          Very truly yours,

SIGNATURE AUTHENTICATED                   DAUPHIN DEPOSIT BANK AND TRUST
                                          COMPANY, as Trustee


                                          By
--------------------------------------      ------------------------------------
(Authorized Signature)                      Title


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